UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 29, 2013

Illumina, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35406	33-0804655
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5200 Illumina Way, San Diego, California		92122
(Address of principal executive offices)		(Zip Code)
(858) 202-4500
(Registrant’s telephone number, including area code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company's 2013 annual meeting of stockholders (the “Annual Meeting”) was held on May 29, 2013, at which the Company's stockholders voted upon and approved the following proposals:

1.
The election of Gerald Möller, Ph.D. and David R. Walt, Ph.D. to our Board of Directors to hold office for three years until the annual meeting of stockholders in the year 2016 and the election of Robert S. Epstein, M.D., to our Board of Directors to hold office for one year until the annual meeting of stockholders in the year 2014;

2.	The ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 29, 2013;

3.	On an advisory basis, the compensation paid to the Company's “named executive officers” as disclosed in the Company's Proxy Statement for the Annual Meeting; and

4.
Approval of an amendment to the Illumina, Inc. 2005 Stock and Incentive Plan to increase the number of shares available for issuance by 5,000,000 shares and to extend the termination date of the plan until June 28, 2016.

According to the independent inspector of elections, stockholders present in person or by proxy, representing 113,317,776 shares of the Company's common stock voted on the proposals presented as follows:

Proposal 1	Votes regarding the election of three director nominees were:

	For	Withheld	Broker Non-Votes
Gerald Möller, Ph.D.	100,957,390	4,507,380	7,853,006
David R. Walt, Ph.D.	80,435,763	25,029,007	7,853,006
Robert S. Epstein, M.D.	102,011,810	3,452,960	7,853,006

Proposal 2	Votes regarding the ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 29, 2013 were:

For	Against	Abstain	Broker Non-Votes
109,797,048	444,368	3,076,360	—

Proposal 3	Votes regarding the approval, on an advisory basis, of the compensation paid to the Company's “named executive officers” as disclosed in the Company's Proxy Statement for the Annual Meeting were:

For	Against	Abstain	Broker Non-Votes
84,689,243	17,629,781	3,145,746	7,853,006

Proposal 4
Votes regarding the approval of an amendment to the Illumina, Inc. 2005 Stock and Incentive Plan to increase the number of shares available for issuance by 5,000,000 shares and to extend the termination date of the plan until June 28, 2016 were:

For	Against	Abstain	Broker Non-Votes
66,079,884	38,412,266	972,620	7,853,006

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ILLUMINA, INC.
Date:	May 31, 2013	By:	/s/ Charles E. Dadswell
Charles E. Dadswell
Senior Vice President and General Counsel